FORTITUDE LIFE INSURANCE & ANNUITY COMPANY
Fortitude Life Insurance & Annuity Company Variable Account B
A Fortitude Re Company
Ten Exchange Place, Suite 2210, Jersey City, NJ 07302

ADVANCED SERIES ADVISOR PLAN II (“ASAP II”)

Updating Summary Prospectus
May 1, 2026

You should read this Updating Summary Prospectus carefully, particularly the section titled “Important Information You Should Consider About the Annuity”.

An updated statutory prospectus for the Advanced Series Advisor Plan II (“ASAP II”) Variable Annuity Contracts is currently available online, which contains more information about the Annuity, including its features, benefits, investment options, and risks. You can find the prospectus and other information about the contract online at www.prudential.com/regdocs/FLIAC-ASAP2-STAT.  You can also obtain this information at no cost by calling 1-800-879-7012 or by sending an email request to service@prudential.com.

The statutory prospectus describes all the investment options, features, and benefits that we make available under the Annuity. The availability of investment options, features and benefits described in the statutory prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us. Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense. You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.

This Updating Summary Prospectus incorporates by reference the ASAP II prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Updating Summary Prospectus. Any representation to the contrary is a criminal offense.

ASAPIIPROS-USP

GLOSSARY OF TERMS

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

Account Value: The value of each allocation to a Variable Option or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge (“CDSC”) and/or any Annual Maintenance Fee. The Account Value includes any additional amounts we applied to your Purchase Payments that we are entitled to recapture under certain circumstances. The Account Value is determined separately for each Variable Option and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a Market Value Adjustment.

Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

Annuity Date: The date you choose for annuity payments to commence. A maximum Annuity Date may apply.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Fixed Allocation: An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the Accumulation Period.

Guarantee Period: A period of time during the Accumulation Period where we credit a fixed rate of interest on a Fixed Allocation.

Issue Date: The effective date of your Annuity.

Market Value Adjustment: A Market Value Adjustment used in the determination of Account Value of each Fixed Allocation on any day other than the Maturity Date of such Fixed Allocation.

Maturity Date: The last day of the Guarantee Period.

MVA Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period that is subject to a market value adjustment if you withdraw Account Value prior to the maturity of the Fixed Allocation. Your Annuity may include Fixed Allocations that are not subject to a market value adjustment, such as a benefit fixed rate account.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.

Portfolio: Any underlying mutual fund which may be selected as an investment option by the Owner. The terms “Fund” and “Portfolio” are used interchangeably. Some of the Portfolios use the term “Fund” and others use the term “Portfolio” in their respective prospectuses.

Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Registered Separate Account: Fortitude Life Insurance & Annuity Co Variable Account B, which holds the assets supporting the Variable Options. Assets held in the Registered Separate Account are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. The Registered Separate Account may be referred to as the “Separate Account” in this prospectus and the Contract.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

Variable Option: A division of the Registered Separate Account. The Variable Option also may be referred to in this prospectus and the Annuity as a Variable Sub-account or Sub-account.

“We,” “our,” “us”, “FLIAC”, or “the Company”: Fortitude Life Insurance & Annuity Company.

“You” or “your”: the Owner(s) shown in the Annuity.

May 1, 2026Updating Summary Prospectus 1

UPDATED INFORMATION ABOUT YOUR CONTRACT

There have been no changes to Contract features since the date of the last statutory prospectus, May 1, 2025.

May 1, 2026Updating Summary Prospectus 2

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Charges or Adjustments for Early Withdrawals?

Yes.
Surrender Charges: If you withdraw money from the Contract within 7 years following your last premium payment, you may be assessed a surrender charge. The maximum surrender charge is 7.5% of the premium payment, and a surrender charge may be assessed up to 7 years after the last premium payment under the Contract. If you make an early withdrawal, you could pay a surrender charge of up to $7,500 on a $100,000 withdrawal.
Market Value Adjustments: If you withdraw or transfer assets from a MVA Fixed Allocation Option prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. You could lose up to 100% of your investment in a MVA Fixed Allocation Option as a result of a negative Market Value Adjustment. For example, if you allocate $100,000 to a MVA Fixed Allocation Option with a 1 year Guarantee Period and later withdraw the entire amount before the 1 year has ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay taxes and tax penalties. The following transactions, when they occur prior to the end of the Guarantee Period, are subject to a Market Value Adjustment: (i) partial withdrawals (including systematic withdrawals, Required Minimum Distributions, and withdrawals under elected optional benefits), (ii) surrenders, (iii) exercise of the right to cancel, (iv) transfers (other than scheduled DCA transfers), (v) the deduction of fees, and (vi) the payment of the basic death benefit.
For more information on early withdrawal charges and Market Value Adjustments, please refer to the  "Charges and Adjustments"  section of the statutory prospectus.

Are there Transaction Charges?

Yes.
In addition to Market Value Adjustments and surrender charges, charges may be applied to transfers (if more than 20 in an Contract Year), to requests for duplicate reports, or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the “Charges and Adjustments” section of  the statutory prospectus.

May 1, 2026Updating Summary Prospectus 3

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Ongoing Fees and Expenses?

Yes.
The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Please refer to  “Charges and Adjustments” in the statutory prospectus  for more information.

	Annual Fee	Minimum	Maximum
	Base Contract Fees	1.449%*	1.449%*
	Portfolio Company fees and expenses	0.58%*	1.94%*
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.25%[1]	10.50%[2]

*Charge based on average daily net assets allocated to the Variable Options. Please refer to the “Charges and Adjustments” section and “Appendix A” of the statutory prospectus  for more information.

(1)

Charge based on a percentage of the net assets allocated to the Variable Options or the Account Value. This charge is the current charge for the Guaranteed Return Option (GRO)/GRO Plus, Highest Anniversary Value Death Benefit, and Enhanced Beneficiary Protection Death Benefit, the least expensive optional benefits with an additional charge.

(2)

Charge based on a percentage of the Account Value. This charge is the current charge for the Plus40 Optional Life Insurance Rider, the most expensive optional benefit with an additional charge.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.  This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and negative Market Value Adjustments that substantially increase costs.

	Lowest Annual Cost $2,054	Highest Annual Cost $6,293
Assumes: Investment of $100,000 5% annual appreciation Least expensive Portfolio fees and expenses No optional benefits No sales charges No additional Purchase Payments, transfers or withdrawals

Assumes:

  Investment of $100,000

  5% annual appreciation

  Most expensive combination of
  optional benefits and Portfolio fees
  and expenses

  No sales charges

  No additional Purchase Payments,
  transfers or withdrawals

For more information on ongoing fees and expenses, please refer to the "Fee Table" and "Charges and Adjustments" section of the statutory prospectus.

May 1, 2026Updating Summary Prospectus 4

Risks
Is there a Risk of Loss from Poor Performance?

Yes.
You can lose money by investing in the Contract.
For more information on the risk of loss from poor performance, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

Is this a Short-Term Investment?

No.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with your financial situation and objectives.
Withdrawals may generally reduce the level of various optional benefit guarantees provided and may be subject to federal and state income taxes, as well as a 10% additional tax. If you withdraw or transfer assets from the MVA Fixed Allocation Options prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested.
For more information on the short-term investment risks, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

What are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options you select. Each of the investment options available under the Contract, including the Variable Options and Fixed Allocations, has its own unique risks. You should review the investment options before making an investment decision. The Fixed Allocations may be subject to a Market Value Adjustment, which can be negative, causing you to lose money.
For more information on the risks associated with investment options, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

What are the Risks Related to the Insurance Company?

An investment in the Contract is subject to the risks related to the Company. Any obligations (including under any Fixed Allocation), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll-free at 1-800-879-7012.
For more information on insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

Restrictions
Are there Restrictions on the Investment Options?

Yes.
There are restrictions that may limit the investment options that you may choose, and there are limitations on the transfer of Account Value among investment options.
• You may make twenty (20) free transfers between investment options each Contract Year. After the twentieth transfer in each Contract Year, we will charge $10 for each additional transfer
• If you select an optional benefit, your selection of investment options may be limited.
We reserve the right to:
• Remove or substitute Portfolios as investment options. Or to close Variable Options to subsequent Purchase Payments on existing Annuities or Annuities purchased on or after specified dates;
• Impose limitations on an investment professional’s or investment Advisor’s ability to request financial transactions on your behalf.
• Limit the number of transfers you may make or to impose a minimum transfer amount; and
• Limit, suspend or reject any additional Purchase Payment at any time on a non-discriminatory basis. If we do so, you may no longer be able to increase the values associated with an optional living benefit or increase the amount of the death benefit under an optional death benefit through subsequent Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.
Certain Investment Options may not be available through certain financial intermediaries. See the Cover Page of the statutory prospectus  for additional information.
For more information on investment and transfer restrictions, please refer to the "Charges and Adjustments Section" section, "Appendix A", "Principal Risks of Investing in the Contract", the "General Description of Contracts" section, the "Restrictions on Transfers Between Investment Options" section, and the "Financial Professional Permission to Forward Transaction Instructions" section of the statutory prospectus.

May 1, 2026Updating Summary Prospectus 5

Restrictions
Are there any Restrictions on Contract Benefits?

Yes.
There are restrictions and limitations relating to benefits offered under the Contract. Except as otherwise provided, Contract benefits may not be modified or terminated by the Company.
• You may be able to obtain optional benefits, which may require additional charges. If you elect to purchase one or more optional benefits, we will deduct an additional charge on a daily basis from your Account Value allocated to the Variable Options. The charge for each optional benefit is deducted in addition to the insurance charge due to the increased insurance risk associated with the optional benefits.
• Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
Certain Contract Benefits may not be available through certain financial intermediaries. See the Cover Page of the statutory prospectus  for additional information.
For more information on optional benefits under the Contract, please refer to the “Benefits Available Under the Contract” section of the statutory prospectus.

Taxes
What are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to the 10% additional tax for distributions taken prior to age 59 1/2.
For more information on tax implications, please refer to “Taxes” section of the statutory prospectus.

Conflicts of Interest
How are Investment Professionals Compensated?

Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on your investment in the Annuity.
For more information on investment professional compensation, please refer to the Statement of Additional Information.

Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer you a  new Contract in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on exchanges, please refer to the Statement of Additional Information.

May 1, 2026Updating Summary Prospectus 6

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Certain Investment Options may not be available through certain financial intermediaries. See the Cover Page of the statutory prospectus  for additional information.

Variable Options

The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at  www.prudential.com/regdocs/FLIAC-ASAP2-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email request to service@prudential.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Equity	Allspring VT Discovery All Cap Growth Fund - Class 11,♦ Allspring Funds Management, LLC (adviser) Allspring Global Investments, LLC (subadviser)	0.75%	15.53%	6.31%	13.84%
Equity	Allspring VT Opportunity Fund - Class 1♦ Allspring Funds Management, LLC (adviser) Allspring Global Investments, LLC (subadviser)	0.75%	7.00%	9.22%	12.13%
Equity	Allspring VT Small Cap Growth Fund - Class 11,♦ Allspring Funds Management, LLC (adviser) Allspring Global Investments, LLC (subadviser)	0.91%	9.55%	-0.70%	10.22%
Allocation	AST Aggressive Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.86%	16.17%	8.81%	9.59%
Allocation	AST Balanced Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.87%	14.35%	6.96%	8.05%
Fixed Income	AST Core Fixed Income Portfolio[1] J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Limited Wellington Management Company LLP	0.68%	7.15%	-1.10%	2.30%
Fixed Income	AST Government Money Market Portfolio[1] PGIM Fixed Income	0.58%	3.78%	2.86%	1.78%
Equity	AST International Equity Portfolio[1] Jennison Associates LLC J.P. Morgan Investment Management Inc. Massachusetts Financial Services Company PGIM Quantitative Solutions LLC Putnam Investment Management LLC	1.02%	32.84%	5.76%	10.00%
Allocation	AST J.P. Morgan Conservative Multi-Asset Portfolio1,♦ J.P. Morgan Investment Management Inc.	0.92%	10.37%	3.31%	5.19%

May 1, 2026Updating Summary Prospectus 7

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Allocation	AST J.P. Morgan Moderate Multi-Asset Portfolio1,♦ J.P. Morgan Investment Management Inc.	0.97%	12.53%	5.61%	7.30%
Equity	AST Large-Cap Equity Portfolio[1] ClearBridge Investments, LLC Dimensional Fund Advisors LP J.P. Morgan Investment Management Inc. PGIM Quantitative Solutions LLC	0.84%	14.88%	13.25%	12.47%
Equity	AST Large-Cap Growth Portfolio[1] Clearbridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management Inc. T. Rowe Price Associates, Inc. Putnam Investment Management LLC	0.87%	17.06%	11.35%	16.27%
Equity	AST Large-Cap Value Portfolio[1] ClearBridge Investments, LLC Dimensional Fund Advisors LP Hotchkis and Wiley Capital Management, LLC J.P. Morgan Investment Management Inc. Putnam Investment Management LLC	0.81%	16.05%	12.97%	11.35%
Allocation	AST Multi-Asset Diversified Plus Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate Putnam Investment Management LLC	1.13%	13.55%	5.58%	5.73%
Allocation	AST Multi-Asset Diversified Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate Putnam Investment Management LLC	0.90%	15.55%	6.86%	8.28%
Allocation	AST PGIM Aggressive Multi-Asset Portfolio[1] Jennison Associates LLC PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate	0.90%	16.00%	8.22%	8.26%
Allocation	AST Preservation Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.89%	11.33%	3.76%	5.45%
Equity	AST Small-Cap Equity Portfolio[1] Boston Partners Global Investors, Inc. Dimensional Fund Advisors LP Driehaus Capital Management LLC Hotchkis and Wiley Capital Management, LLC TimesSquare Capital Management, LLC	1.01%	7.41%	1.81%	10.39%
Equity	Inverse S&P 500® Strategy Fund♦,‡ Guggenheim Investments	1.82%	-11.76%	-10.49%	-12.91%

May 1, 2026Updating Summary Prospectus 8

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Equity	Invesco V.I. Discovery Mid Cap Growth Fund - Series I shares1,‡ Invesco Advisers, Inc	0.86%	4.79%	3.90%	11.38%
Equity	Invesco V.I. Diversified Dividend Fund - Series I shares[1] Invesco Advisers, Inc	0.68%	15.74%	10.81%	9.20%
Equity	Invesco V.I. Health Care Fund - Series I shares[1] Invesco Advisers, Inc	0.99%	15.33%	3.80%	6.58%
Equity	Invesco V.I. Technology Fund - Series I shares‡ Invesco Advisers, Inc	0.96%	20.47%	10.30%	15.78%
Equity	NASDAQ-100® Fund1,♦,‡ Guggenheim Investments	1.76%	19.04%	13.32%	17.60%
Equity	Nova Fund♦,‡ Guggenheim Investments	1.74%	20.87%	16.53%	17.73%
Equity	NVIT Fidelity Institutional AM® Emerging Markets Fund - Class D1,♦ Nationwide Fund Advisors FIAM LLC	1.46%	35.77%	0.70%	5.98%
Fixed Income	ProFund Access VP High Yield‡ ProFund Advisors LLC	1.64%	6.24%	2.85%	3.92%
Equity	ProFund VP Asia 301,♦ ProFund Advisors LLC	1.68%	24.12%	-2.31%	5.18%
Equity	ProFund VP Banks1,♦ ProFund Advisors LLC	1.68%	10.53%	9.89%	8.26%
Equity	ProFund VP Bear1,♦ ProFund Advisors LLC	1.68%	-14.47%	-11.20%	-13.49%
Equity	ProFund VP Biotechnology ProFund Advisors LLC	1.60%	34.03%	9.50%	7.41%
Equity	ProFund VP Bull[1] ProFund Advisors LLC	1.68%	15.56%	12.18%	12.55%
Equity	ProFund VP Communication Services1,♦ ProFund Advisors LLC	1.68%	20.91%	14.55%	8.97%
Equity	ProFund VP Consumer Discretionary1,♦ ProFund Advisors LLC	1.68%	5.51%	5.53%	10.01%
Equity	ProFund VP Consumer Staples1,♦ ProFund Advisors LLC	1.68%	-0.17%	0.62%	5.67%
Equity	ProFund VP Energy1,♦ ProFund Advisors LLC	1.68%	5.86%	21.01%	5.88%
Equity	ProFund VP Europe 301,♦ ProFund Advisors LLC	1.68%	29.59%	12.78%	8.01%
Equity	ProFund VP Financials1,♦ ProFund Advisors LLC	1.68%	12.90%	12.77%	11.04%
Equity	ProFund VP Health Care1,♦ ProFund Advisors LLC	1.68%	12.56%	5.50%	8.02%
Equity	ProFund VP Industrials1,♦ ProFund Advisors LLC	1.68%	17.25%	9.11%	11.45%

May 1, 2026Updating Summary Prospectus 9

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Equity	ProFund VP Internet♦ ProFund Advisors LLC	1.68%	9.13%	3.71%	12.40%
Equity	ProFund VP Japan[1] ProFund Advisors LLC	1.68%	30.69%	14.99%	11.39%
Equity	ProFund VP Large-Cap Growth1,♦ ProFund Advisors LLC	1.68%	19.96%	13.07%	14.95%
Equity	ProFund VP Large-Cap Value1,♦ ProFund Advisors LLC	1.68%	11.37%	11.09%	9.89%
Equity	ProFund VP Materials1,♦ ProFund Advisors LLC	1.68%	8.05%	6.41%	8.42%
Equity	ProFund VP Mid-Cap Growth1,♦ ProFund Advisors LLC	1.68%	5.67%	5.32%	8.63%
Equity	ProFund VP Mid-Cap Value1,♦ ProFund Advisors LLC	1.68%	5.84%	9.19%	8.92%
Equity	ProFund VP NASDAQ-100[1] ProFund Advisors LLC	1.68%	18.62%	12.94%	17.28%
Equity	ProFund VP Pharmaceuticals1,♦ ProFund Advisors LLC	1.68%	29.34%	5.70%	5.37%
Equity	ProFund VP Precious Metals[1] ProFund Advisors LLC	1.68%	150.31%	17.01%	18.89%
Equity	ProFund VP Real Estate1,♦ ProFund Advisors LLC	1.68%	0.63%	2.85%	3.95%
Equity	ProFund VP Rising Rates Opportunity[1] ProFund Advisors LLC	1.59%	1.67%	14.28%	0.27%
Equity	ProFund VP Semiconductor ProFund Advisors LLC	1.64%	41.70%	34.17%	30.80%
Equity	ProFund VP Short Mid-Cap♦ ProFund Advisors LLC	1.68%	-4.51%	-7.65%	-11.55%
Equity	ProFund VP Short NASDAQ-1001,♦ ProFund Advisors LLC	1.68%	-15.80%	-13.57%	-18.48%
Equity	ProFund VP Short Small-Cap♦ ProFund Advisors LLC	1.68%	-10.08%	-6.50%	-11.77%
Equity	ProFund VP Small-Cap Growth1,♦ ProFund Advisors LLC	1.68%	3.62%	3.79%	7.98%
Equity	ProFund VP Small-Cap Value1,♦ ProFund Advisors LLC	1.68%	5.00%	7.17%	7.81%
Equity	ProFund VP Technology ProFund Advisors LLC	1.58%	22.60%	15.01%	20.16%
Fixed Income	ProFund VP U.S. Government Plus1,♦ ProFund Advisors LLC	1.38%	1.17%	-13.73%	-3.45%
Equity	ProFund VP UltraBull♦ ProFund Advisors LLC	1.68%	24.38%	19.82%	20.95%
Equity	ProFund VP UltraMid-Cap1,♦ ProFund Advisors LLC	1.68%	3.20%	7.98%	11.51%

May 1, 2026Updating Summary Prospectus 10

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Equity	ProFund VP UltraNASDAQ-100♦ ProFund Advisors LLC	1.68%	29.25%	18.60%	29.22%
Allocation	ProFund VP UltraSmall-Cap♦ ProFund Advisors LLC	1.68%	12.93%	1.23%	8.81%
Equity	ProFund VP Utilities1,♦ ProFund Advisors LLC	1.68%	13.98%	7.78%	8.61%
The additional information below may be applicable to the Portfolios listed in the above table.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of The Prudential Series Fund (PSF).
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.
PGIM Real Estate is a business unit of PGIM, Inc.
1.	These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s Account Value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Variable Options for those variable annuity contracts and an AST Bond Portfolio Variable Option or a fixed account (those AST Bond Portfolios or a fixed account may not be available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Variable Options and the AST Bond Variable Option or a fixed account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:

(1)	a Portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;

(2)	the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(3)	a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
Before you allocate to the Variable Option with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
♦	This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.
‡	The Portfolio has certain restrictions regarding availability for investment by Contract Owners as listed below.
Inverse S&P 500® Strategy Fund
Effective March 19, 2001 was closed to all new investments. However, electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs, as applicable, that were elected prior to the effective date will not be affected by the closure unless a contract owner withdraws or otherwise transfers their entire Account Value from the Portfolio.
Invesco V.I. Discovery Mid Cap Growth Fund - Series I shares
Effective May 1, 2020 was closed to all new investments except those made by contract Owners who had account value in the Portfolio on the effective date or at any time prior to the effective date.
Invesco V.I. Technology Fund - Series I shares
Effective May 1, 2022 was closed to all new investments except those made by contract Owners who had account value in the Portfolio on the effective date or at any time prior to the effective date.
NASDAQ-100® Fund
Effective March 19, 2001 was closed to all new investments. However, electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs, as applicable, that were elected prior to the effective date will not be affected by the closure unless a contract owner withdraws or otherwise transfers their entire Account Value from the Portfolio.
Nova Fund
Effective March 19, 2001 was closed to all new investments. However, electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs, as applicable, that were elected prior to the effective date will not be affected by the closure unless a contract owner withdraws or otherwise transfers their entire Account Value from the Portfolio.
ProFund Access VP High Yield
Effective April 26, 2021 was closed to all new investments except those made by contract Owners who had account value in the Portfolio on the effective date or at any time prior to the effective date.

May 1, 2026Updating Summary Prospectus 11

Fixed Options

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. For more information about the Fixed Options, see “Description of Insurance Company, Registered Separate Account, and Investment Options” in the statutory prospectus.

Note: If amounts are withdrawn from MVA Fixed Allocation before the end of its term, we will apply a Contract Adjustment. This may result in a significant reduction in your Contract value. For more information about Market Value Adjustments, please refer to the “Charges and Adjustments” section of the statutory prospectus.

Name	Term	Minimum Guaranteed Interest Rate*
Guaranteed Period GRO[1]	7 Year	0%[2]
MVA Fixed Allocation	1 Year	0%[2]
MVA Fixed Allocation	2 Year	0%[2]
MVA Fixed Allocation	3 Year	0%[2]
MVA Fixed Allocation	5 Year	0%[2]
MVA Fixed Allocation	7 Year	0%[2]
MVA Fixed Allocation	10 Year	0%[2]

*The rate shown is the last Minimum Guaranteed Interest Rate issued before the product closed to new customers. Your Minimum Guaranteed Interest Rate is the amount shown on your Contract and can vary by state. Please consult with your representative for availability and current rates.

1 Not available for allocations.
2 The Minimum Guaranteed Interest Rate is linked to an index and never less than zero, as shown on your Contract and subject to state minimums.

Investment Restrictions

Please note that the following Portfolios are not available if you have elected any of the following optional benefits:

Optional Benefit Name:	All investment options permitted, EXCEPT these:
Guaranteed Return Option	Invesco V.I. Technology Fund – Series I shares
Guaranteed Return Option Plus	ProFund Access VP High Yield
Highest Anniversary Value Death Benefit	ProFund VP Biotechnology
ProFund VP Internet
ProFund VP Semiconductor
ProFund VP Short Mid-Cap
ProFund VP Short Small-Cap
ProFund VP Technology
ProFund VP UltraBull
ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap

May 1, 2026Updating Summary Prospectus 12

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Ten Exchange Place
Suite 2210
Jersey City, New Jersey 07302

Edgar Contract Identifier: C000003475; C000267645	ASAPIIPROS-USP